Exhibit 99.2

This Statement on Form 3 is filed by ACLF/Lyondell S.À R.L., ACLF Co-Invest/Lyondell SARL, LeverageSource Holdings Series III (Lux) S.À R.L., LeverageSource XI S.a r.l., AIE Eurolux S.À R.L., Apollo Credit Liquidity Management, L.P., Apollo Credit Liquidity Management GP, LLC, Apollo Capital Management, L.P., Apollo Capital Management GP, LLC, Apollo Management Holdings, L.P., Apollo Management Holdings GP, LLC, ACLF Co-Investment Fund, L.P., Apollo Credit Liquidity Advisors, L.P., Apollo Credit Liquidity Capital Management, LLC, Apollo Principal Holdings II, L.P., Apollo Principal Holdings II GP, LLC, LeverageSource Management, LLC, Apollo Management VII, L.P., AIF VII Management, LLC, Apollo Management, L.P., Apollo Management GP, LLC, Apollo Europe Management, L.P., and AEM GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  October 13, 2010

Issuer Name and Ticker or Trading Symbol: LyondellBasell Industries N.V.

ACLF/LYONDELL S.À R.L.

By: Apollo Credit Liquidity Management, L.P.
Its Investment Manager

By: Apollo Credit Liquidity Management GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

ACLF CO-INVEST/LYONDELL S.À R.L.

By: ACLF Co-Investment Fund, L.P.
Its sole shareholder

By: Apollo Credit Liquidity Advisors, L.P.
Its General Partner

By: Apollo Principal Holdings II, L.P.
Its General Partner

By: Apollo Principal Holdings II GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

LEVERAGESOURCE HOLDINGS SERIES III (LUX) S.À R.L.

By: LeverageSource Management, LLC
Its Investment Manager

By: Apollo Management VII, L.P.
Its sole member

By: AIF VII Management, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

LEVERAGESOURCE XI S.À R.L.

By: LeverageSource Management, LLC
Its Investment Manager

By: Apollo Management VII, L.P.
Its sole member

By: AIF VII Management, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AIE EUROLUX S.À R.L.

By: Apollo Europe Management, L.P.
Its Investment Manager

By: AEM GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CREDIT LIQUIDITY MANAGEMENT, L.P.

By: Apollo Credit Liquidity Management GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CREDIT LIQUIDITY MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

ACLF CO-INVESTMENT FUND, L.P.

By: Apollo Credit Liquidity Advisors, L.P.
Its General Partner

By: Apollo Credit Liquidity Capital Management, LLC
Its General Partner:

By: Apollo Principal Holdings II, L.P.
Its General Partner

By: Apollo Principal Holdings II GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CREDIT LIQUIDITY ADVISORS, L.P.

By: Apollo Credit Liquidity Capital Management, LLC
Its General Partner:

By: Apollo Principal Holdings II, L.P.
Its General Partner

By: Apollo Principal Holdings II GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CREDIT LIQUIDITY CAPITAL MANAGEMENT, LLC

By: Apollo Principal Holdings II, L.P.
Its General Partner

By: Apollo Principal Holdings II GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

LEVERAGESOURCE MANAGEMENT, LLC

By: Apollo Management VII, L.P.
Its sole member

By: AIF VII Management, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT VII, L.P.

By: AIF VII Management, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO EUROPE MANAGEMENT, L.P.

By: AEM GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AEM GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By: APOLLO CAPITAL MANAGEMENT GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By: APOLLO MANAGEMENT HOLDINGS GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By: APOLLO PRINCIPAL HOLDINGS II GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO PRINCIPAL HOLDINGS II GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President